LOOMIS SAYLES HIGH INCOME FUND

Supplement dated November 30, 2016 to the Prospectus and Statement of Additional Information (“SAI”) of the Loomis Sayles High Income Fund (the “Fund”), each dated February 1, 2016, as may be revised or supplemented from time to time.

Effective immediately, shares of the Fund are offered under a separate prospectus and SAI and can no longer be purchased, exchanged or redeemed through the prospectus or SAI referenced above.